MACQUARIE ETF TRUST

Macquarie Tax-Free USA Short Term ETF (the “Fund”)

Supplement dated January 24, 2025 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

On or around March 25, 2025 (the “Effective Date”), the Fund will modify the principal investment strategy by removing the sustainability restrictions and will remove the related principal risks disclosure. More information about these changes will be available in the Fund’s Summary Prospectus, Prospectus and SAI, each to be dated as of the Effective Date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 24, 2025.